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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              APRIL 24, 2003
                                                    ----------------------------





                          STANDARD MOTOR PRODUCTS, INC.
             (Exact name of registrant as specified in its chapter)


           NEW YORK                     1-4743              11-1362020
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  (State of other jurisdiction)      (Commission          (IRS Employer
      of incorporation)              File Number)       Identification No.)


     37-18 NORTHERN BLVD., LONG ISLAND CITY, N.Y.                 11101
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     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code      (718) 392-0200
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ITEM 9. REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12--
Results of Operations and Financial Condition)

On April 24, 2003, Standard Motor Products, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003 and a quarterly dividend. A copy of the press release is attached as Exhibit 99.1 hereto.

 The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STANDARD MOTOR PRODUCTS, INC.



                                        ---------------------------------
                                               (Registrant)


Date: April 28, 2003

                                        By
                                        /S/ JAMES J. BURKE
                                        ----------------------------------------
                                             James J. Burke
                                             Vice President, Finance;
                                             Chief Financial Officer






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                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION


99.1 Press Release, dated April 24, 2003, announcing Standard Motor Products, Inc. first quarter ended March 31, 2003 financial results and a quarterly dividend.








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